Press Release August 6, 2020

HollyFrontier Corporation Reports Quarterly Results and Announces Regular Cash Dividend

•
Reported net loss attributable to HollyFrontier stockholders of $(176.7) million, or $(1.09) per diluted share, and adjusted net loss of $(40.8) million, or $(0.25) per diluted share, for the second quarter

•	Reported EBITDA of $(46.2) million and adjusted EBITDA of $99.7 million for the second quarter

•	Returned $57.2 million to shareholders through dividends in the second quarter

Dallas, Texas, August 6, 2020 ‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported second quarter net loss attributable to HollyFrontier stockholders of $(176.7) million, or $(1.09) per diluted share, for the quarter ended June 30, 2020, compared to net income of $196.9 million, or $1.15 per diluted share, for the quarter ended June 30, 2019.

The second quarter results reflect special items that collectively decreased net income by a total of $135.9 million. On a pre-tax basis, these items include long-lived asset impairments at the Cheyenne Refinery and PCLI totaling $429.5 million and corporate restructuring, Cheyenne Refinery severance and integration charges totaling $5.4 million. These items were partially offset by a lower of cost or market inventory valuation adjustment of $269.9 million and HollyFrontier's pro-rata share of Holly Energy Partners, L.P.’s gain on sales-type leases of $19.1 million. Excluding these items, net loss for the current quarter was $(40.8) million ($(0.25) per diluted share) compared to $372.3 million ($2.18 per diluted share) for the second quarter of 2019, which excludes certain items that collectively decreased net income by $175.4 million.

HollyFrontier’s President & CEO, Michael Jennings, commented, “During the second quarter, our focus remained on the safety of our employees, contractors and communities as we all continue to face the COVID-19 pandemic. Despite this challenging environment, HollyFrontier demonstrated its financial strength and we have taken prudent steps to preserve cash. Our strong balance sheet and the superior quality of our assets provides us with a competitive advantage through the cycle.

We are capitalizing on these strengths to continue growth in our renewables business. On June 1, we announced plans to convert the Cheyenne Refinery to renewable diesel production and to construct a pre-treatment unit which will provide feedstock flexibility for the previously announced renewable diesel unit at our Navajo Refinery. With the completion of these projects, HollyFrontier will become one of the largest producers of renewable diesel in the U.S., allowing us to capitalize on the increasing consumer demand for renewable fuels.”

The COVID-19 pandemic caused a decline in U.S. and global economic activity starting in the first quarter of 2020. This decrease reduced both volumes and unit margins across the Company's businesses, resulting in lower gross margins and earnings. Over the course of the second quarter, demand for transportation fuels and lubricants stabilized and showed incremental improvement late in the quarter as compared to the end of the first quarter of 2020.

The Refining segment reported adjusted EBITDA of $25.0 million compared to $556.1 million for the second quarter of 2019. This decrease was primarily due to weak demand for refined products, which resulted in lower utilization rates and weaker product margins across our refining system. Refinery gross margin for the second quarter of 2020 was $8.44 per produced barrel, a 57% decrease compared to $19.64 for the second quarter of 2019. Crude oil charge averaged 349,580 barrels per day (“BPD”) for the current quarter compared to 453,030 BPD for the second quarter 2019.

The Lubricants and Specialty Products segment reported adjusted EBITDA of $15.2 million, compared to $28.9 million in the second quarter 2019. This decrease was primarily due to global weakness in demand within the industrial and automotive end markets during the quarter.

Holly Energy Partners, L.P. (“HEP”) reported EBITDA of $112.5 million for the second quarter 2020 compared to $88.6 million in the second quarter of 2019. The second quarter of 2020 includes a gain on sales-type leases of $33.8 million

For the second quarter of 2020, net cash provided by operations totaled $119.2 million. During the period, HollyFrontier declared and paid a dividend of $0.35 per share to shareholders totaling $57.2 million. At June 30, 2020, the Company's cash and cash equivalents totaled $902.5 million, a $6.6 million decrease over cash and cash equivalents of $909.1 million at March 31, 2020. Additionally, the Company's consolidated debt was $2,480.7 million. The Company’s debt, exclusive of HEP debt, which is nonrecourse to HollyFrontier, was $994.1 million at June 30, 2020.

HollyFrontier also announced today that its Board of Directors declared a regular quarterly dividend of $0.35 per share. The dividend will be paid on September 2, 2020 to holders of record of common stock on August 17, 2020.

The Company has scheduled a webcast conference call for today, August 6, 2020, at 8:30 AM Eastern Time to discuss second quarter financial results. This webcast may be accessed at: https://event.on24.com/wcc/r/2395502/D3710FD67F414A527E9C541851C2AE4B. An audio archive of this webcast will be available using the above noted link through August 20, 2020.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier owns and operates refineries located in Kansas, Oklahoma, New Mexico and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. In addition, HollyFrontier produces base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and exports products to more than 80 countries. HollyFrontier also owns a 57% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HollyFrontier Corporation subsidiaries.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the extraordinary market environment and effects of the COVID-19 pandemic, including the continuation of a material decline in demand for refined petroleum products in markets the Company serves; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in the Company’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand; effects of governmental and environmental regulations and policies, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic; the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out and consummating construction projects, including the Company's ability to complete announced capital projects, such as the conversion of the Cheyenne Refinery to a renewable diesel facility and the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within budget; the Company's ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of the Company to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; further deterioration in gross margins or a prolonged economic slowdown due to COVID-19 could result in an impairment of goodwill and / or additional long-lived asset impairments; and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended June 30,		Change from 2019
	2020	2019	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$2,062,930	$4,782,615	$(2,719,685)	(57)%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	1,576,996	3,704,884	(2,127,888)	(57)
Lower of cost or market inventory valuation adjustment	(269,904)	47,801	(317,705)	(665)
	1,307,092	3,752,685	(2,445,593)	(65)
Operating expenses	303,359	333,252	(29,893)	(9)
Selling, general and administrative expenses	75,369	85,317	(9,948)	(12)
Depreciation and amortization	130,178	126,908	3,270	3
Long-lived asset and goodwill impairments	436,908	152,712	284,196	186
Total operating costs and expenses	2,252,906	4,450,874	(2,197,968)	(49)
Income (loss) from operations	(189,976)	331,741	(521,717)	(157)

Other income (expense):
Earnings of equity method investments	2,156	1,783	373	21
Interest income	1,506	4,588	(3,082)	(67)
Interest expense	(32,695)	(34,264)	1,569	(5)
Gain on sales-type leases	33,834	—	33,834	—
Gain on foreign currency transactions	2,285	2,213	72	3
Other, net	1,572	92	1,480	1,609
	8,658	(25,588)	34,246	(134)
Income (loss) before income taxes	(181,318)	306,153	(487,471)	(159)
Income tax expense (benefit)	(30,911)	89,336	(120,247)	(135)
Net income (loss)	(150,407)	216,817	(367,224)	(169)
Less net income attributable to noncontrolling interest	26,270	19,902	6,368	32
Net income (loss) attributable to HollyFrontier stockholders	$(176,677)	$196,915	$(373,592)	(190)%

Earnings (loss) per share attributable to HollyFrontier stockholders:
Basic	$(1.09)	$1.16	$(2.25)	(194)%
Diluted	$(1.09)	$1.15	$(2.24)	(195)%
Cash dividends declared per common share	$0.35	$0.33	$0.02	6%
Average number of common shares outstanding:
Basic	161,889	169,356	(7,467)	(4)%
Diluted	161,889	170,547	(8,658)	(5)%

EBITDA	$(46,221)	$442,835	$(489,056)	(110)%
Adjusted EBITDA	$99,711	$646,985	$(547,274)	(85)%

	Six Months Ended June 30,		Change from 2019
	2020	2019	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$5,463,475	$8,679,862	$(3,216,387)	(37)%
Operating costs and expenses:
Cost of products sold:
Cost of products sold (exclusive of lower of cost or market inventory valuation adjustment)	4,270,722	6,904,089	(2,633,367)	(38)
Lower of cost or market inventory valuation adjustment	290,560	(184,545)	475,105	(257)
	4,561,282	6,719,544	(2,158,262)	(32)
Operating expenses	631,704	664,844	(33,140)	(5)
Selling, general and administrative expenses	163,106	173,351	(10,245)	(6)
Depreciation and amortization	270,753	248,329	22,424	9
Long-lived asset and goodwill impairments	436,908	152,712	284,196	186
Total operating costs and expenses	6,063,753	7,958,780	(1,895,027)	(24)
Income (loss) from operations	(600,278)	721,082	(1,321,360)	(183)

Other income (expense):
Earnings of equity method investments	3,870	3,883	(13)	—
Interest income	5,579	10,963	(5,384)	(49)
Interest expense	(55,334)	(70,911)	15,577	(22)
Gain on sales-type leases	33,834	—	33,834	—
Loss on early extinguishment of debt	(25,915)	—	(25,915)	—
Gain (loss) on foreign currency transactions	(1,948)	4,478	(6,426)	(144)
Other, net	3,422	649	2,773	427
	(36,492)	(50,938)	14,446	(28)
Income (loss) before income taxes	(636,770)	670,144	(1,306,914)	(195)
Income tax expense (benefit)	(193,077)	176,841	(369,918)	(209)
Net income (loss)	(443,693)	493,303	(936,996)	(190)
Less net income attributable to noncontrolling interest	37,607	43,333	(5,726)	(13)
Net income (loss) attributable to HollyFrontier stockholders	$(481,300)	$449,970	$(931,270)	(207)%

Earnings (loss) per share attributable to HollyFrontier stockholders:
Basic	$(2.97)	$2.64	$(5.61)	(213)%
Diluted	$(2.97)	$2.62	$(5.59)	(213)%
Cash dividends declared per common share	$0.70	$0.66	$0.04	6%
Average number of common shares outstanding:
Basic	161,882	170,100	(8,218)	(5)%
Diluted	161,882	171,264	(9,382)	(5)%

EBITDA	$(353,869)	$935,088	$(1,288,957)	(138)%
Adjusted EBITDA	$368,480	$928,782	$(560,302)	(60)%

Balance Sheet Data

	June 30,	December 31,
	2020	2019
	(In thousands)
Cash and cash equivalents	$902,509	$885,162
Working capital	$1,470,492	$1,620,261
Total assets	$11,063,820	$12,164,841
Long-term debt	$2,480,746	$2,455,640
Total equity	$5,914,511	$6,509,426

Segment Information

Our operations are organized into three reportable segments, Refining, Lubricants and Specialty Products and HEP. Our operations that are not included in the Refining, Lubricants and Specialty Products and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Eliminations. Corporate and Other and Eliminations are aggregated and presented under the Corporate, Other and Eliminations column.

The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and HollyFrontier Asphalt Company LLC (“HFC Asphalt”) (aggregated as a reportable segment). Refining activities involve the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel and jet fuel. These petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. HFC Asphalt operates various terminals in Arizona, New Mexico and Oklahoma.

The Lubricants and Specialty Products segment involves Petro-Canada Lubricants Inc.’s (“PCLI”) production operations, located in Mississauga, Ontario, that include lubricant products such as base oils, white oils, specialty products and finished lubricants and the operations of our Petro-Canada Lubricants business that includes the marketing of products to both retail and wholesale outlets through a global sales network with locations in Canada, the United States, Europe and China. Additionally, the Lubricants and Specialty Products segment includes specialty lubricant products produced at our Tulsa refineries that are marketed throughout North America and are distributed in Central and South America, the operations of Red Giant Oil, one of the largest suppliers of locomotive engine oil in North America and the operations of Sonneborn, a producer of specialty hydrocarbon chemicals such as white oils, petrolatums and waxes with manufacturing facilities in the United States and Europe.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines, terminals, tankage, loading rack facilities and refinery processing units in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. The HEP segment also includes a 75% interest in UNEV Pipeline, LLC (an HEP consolidated subsidiary), and a 50% ownership interest in each of Osage Pipeline Company, LLC, Cheyenne Pipeline LLC and Cushing Connect Pipeline & Terminal LLC. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations. Due to certain basis differences, our reported amounts for the HEP segment may not agree to amounts reported in HEP's periodic public filings.

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended June 30, 2020
Sales and other revenues:
Revenues from external customers	$1,690,042	$353,644	$19,244	$—	$2,062,930
Intersegment revenues	37,462	3,643	95,563	(136,668)	—
	$1,727,504	$357,287	$114,807	$(136,668)	$2,062,930
Cost of products sold (exclusive of lower of cost or market inventory)	$1,433,437	$258,347	$—	$(114,788)	$1,576,996
Lower of cost or market inventory valuation adjustment	$(269,904)	$—	$—	$—	$(269,904)
Operating expenses	$239,359	$47,840	$34,737	$(18,577)	$303,359
Selling, general and administrative expenses	$32,811	$35,919	$2,535	$4,104	$75,369
Depreciation and amortization	$81,694	$19,779	$24,008	$4,697	$130,178
Long-lived asset impairment	$215,242	$204,708	$16,958	$—	$436,908
Income (loss) from operations	$(5,135)	$(209,306)	$36,569	$(12,104)	$(189,976)
Income (loss) before interest and income taxes	$(5,135)	$(209,257)	$73,028	$(8,765)	$(150,129)
Net income attributable to noncontrolling interest	$—	$—	$650	$25,620	$26,270
Earnings of equity method investments	$—	$—	$2,156	$—	$2,156
Capital expenditures	$12,102	$4,311	$11,798	$17,776	$45,987

Three Months Ended June 30, 2019
Sales and other revenues:
Revenues from external customers	$4,208,776	$545,346	$28,382	$111	$4,782,615
Intersegment revenues	88,484	—	102,369	(190,853)	—
	$4,297,260	$545,346	$130,751	$(190,742)	$4,782,615
Cost of products sold (exclusive of lower of cost or market inventory)	$3,458,832	$415,353	$—	$(169,301)	$3,704,884
Lower of cost or market inventory valuation adjustment	$47,801	$—	$—	$—	$47,801
Operating expenses	$252,715	$59,122	$40,608	$(19,193)	$333,252
Selling, general and administrative expenses	$29,638	$42,087	$1,988	$11,604	$85,317
Depreciation and amortization	$76,225	$23,020	$24,241	$3,422	$126,908
Goodwill impairment	$—	$152,712	$—	$—	$152,712
Income (loss) from operations	$432,049	$(146,948)	$63,914	$(17,274)	$331,741
Income (loss) before interest and income taxes	$432,049	$(146,848)	$65,807	$(15,179)	$335,829
Net income attributable to noncontrolling interest	$—	$—	$688	$19,214	$19,902
Earnings of equity method investments	$—	$—	$1,783	$—	$1,783
Capital expenditures	$33,899	$9,331	$7,034	$6,470	$56,734

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
Six Months Ended June 30, 2020
Sales and other revenues:
Revenues from external customers	$4,540,662	$877,143	$45,670	$—	$5,463,475
Intersegment revenues	121,708	6,747	196,991	(325,446)	—
	$4,662,370	$883,890	$242,661	$(325,446)	$5,463,475
Cost of products sold (exclusive of lower of cost or market inventory)	$3,902,188	$649,727	$—	$(281,193)	$4,270,722
Lower of cost or market inventory valuation adjustment	$290,560	$—	$—	$—	$290,560
Operating expenses	$498,533	$101,971	$69,718	$(38,518)	$631,704
Selling, general and administrative expenses	$63,811	$84,881	$5,237	$9,177	$163,106
Depreciation and amortization	$171,873	$41,828	$47,986	$9,066	$270,753
Long-lived asset impairment	$215,242	$204,708	$16,958	$—	$436,908
Income (loss) from operations	$(479,837)	$(199,225)	$102,762	$(23,978)	$(600,278)
Income (loss) before interest and income taxes	$(479,837)	$(198,967)	$115,526	$(23,737)	$(587,015)
Net income attributable to noncontrolling interest	$—	$—	$1,865	$35,742	$37,607
Earnings of equity method investments	$—	$—	$3,870	$—	$3,870
Capital expenditures	$65,116	$13,392	$30,740	$20,488	$129,736

Six Months Ended June 30, 2019
Sales and other revenues:
Revenues from external customers	$7,581,442	$1,038,680	$59,520	$220	$8,679,862
Intersegment revenues	163,228	—	205,728	(368,956)	—
	$7,744,670	$1,038,680	$265,248	$(368,736)	$8,679,862
Cost of products sold (exclusive of lower of cost or market inventory)	$6,421,372	$804,370	$—	$(321,653)	$6,904,089
Lower of cost or market inventory valuation adjustment	$(184,545)	$—	$—	$—	$(184,545)
Operating expenses	$517,212	$112,681	$78,121	$(43,170)	$664,844
Selling, general and administrative expenses	$56,615	$81,806	$4,608	$30,322	$173,351
Depreciation and amortization	$150,640	$43,191	$48,071	$6,427	$248,329
Goodwill impairment	$—	$152,712	$—	$—	$152,712
Income (loss) from operations	$783,376	$(156,080)	$134,448	$(40,662)	$721,082
Income (loss) before interest and income taxes	$783,376	$(155,843)	$138,132	$(35,573)	$730,092
Net income attributable to noncontrolling interest	$—	$—	$2,520	$40,813	$43,333
Earnings of equity method investments	$—	$—	$3,883	$—	$3,883
Capital expenditures	$75,662	$17,190	$17,752	$9,865	$120,469

	Refining	Lubricants and Specialty Products	HEP	Corporate, Other and Eliminations	Consolidated Total
	(In thousands)
June 30, 2020
Cash and cash equivalents	$15,652	$189,571	$18,913	$678,373	$902,509
Total assets	$6,327,809	$1,910,431	$2,215,053	$610,527	$11,063,820
Long-term debt	$—	$—	$1,486,648	$994,098	$2,480,746

December 31, 2019
Cash and cash equivalents	$9,755	$169,277	$13,287	$692,843	$885,162
Total assets	$7,189,094	$2,223,418	$2,205,437	$546,892	$12,164,841
Long-term debt	$—	$—	$1,462,031	$993,609	$2,455,640

Refining Segment Operating Data

The following tables set forth information, including non-GAAP (Generally Accepted Accounting Principles) performance measures about our refinery operations. Refinery gross and net operating margins do not include the non-cash effects of long-lived asset impairment charges, lower of cost or market inventory valuation adjustments and depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	206,950	264,290	229,670	238,890
Refinery throughput (BPD) (2)	220,010	278,710	245,470	254,520
Sales of produced refined products (BPD) (3)	216,280	273,010	237,760	245,450
Refinery utilization (4)	79.6%	101.7%	88.3%	91.9%

Average per produced barrel (5)
Refinery gross margin	$6.31	$17.17	$8.07	$14.51
Refinery operating expenses (6)	5.68	5.02	5.47	5.74
Net operating margin	$0.63	$12.15	$2.60	$8.77

Refinery operating expenses per throughput barrel (7)	$5.58	$4.92	$5.30	$5.54

Feedstocks:
Sweet crude oil	61%	57%	56%	54%
Sour crude oil	16%	22%	19%	23%
Heavy sour crude oil	17%	16%	19%	17%
Other feedstocks and blends	6%	5%	6%	6%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	54%	51%	53%	52%
Diesel fuels	36%	34%	33%	31%
Jet fuels	1%	6%	4%	7%
Fuel oil	1%	1%	1%	1%
Asphalt	3%	2%	3%	3%
Base oils	3%	4%	4%	4%
LPG and other	2%	2%	2%	2%
Total	100%	100%	100%	100%

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	79,460	109,080	93,130	107,560
Refinery throughput (BPD) (2)	89,470	119,480	103,460	117,860
Sales of produced refined products (BPD) (3)	101,880	122,090	107,740	122,730
Refinery utilization (4)	79.5%	109.1%	93.1%	107.6%

Average per produced barrel (5)
Refinery gross margin	$11.08	$23.45	$11.89	$19.70
Refinery operating expenses (6)	5.12	4.53	5.20	4.73
Net operating margin	$5.96	$18.92	$6.69	$14.97

Refinery operating expenses per throughput barrel (7)	$5.83	$4.63	$5.42	$4.93

Feedstocks:
Sweet crude oil	25%	24%	24%	20%
Sour crude oil	64%	67%	66%	71%
Other feedstocks and blends	11%	9%	10%	9%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	53%	48%	54%	51%
Diesel fuels	34%	40%	36%	38%
Fuel oil	2%	4%	2%	3%
Asphalt	8%	6%	5%	5%
LPG and other	3%	2%	3%	3%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	63,170	79,660	70,170	80,440
Refinery throughput (BPD) (2)	68,020	86,700	75,610	87,080
Sales of produced refined products (BPD) (3)	64,750	74,000	72,100	78,000
Refinery utilization (4)	65.1%	82.1%	72.3%	82.9%

Average per produced barrel (5)
Refinery gross margin	$11.41	$22.48	$13.54	$17.07
Refinery operating expenses (6)	13.60	11.53	12.17	11.11
Net operating margin	$(2.19)	$10.95	$1.37	$5.96

Refinery operating expenses per throughput barrel (7)	$12.95	$9.84	$11.61	$9.95

Feedstocks:
Sweet crude oil	37%	34%	36%	35%
Heavy sour crude oil	41%	35%	38%	35%
Black wax crude oil	15%	23%	19%	22%
Other feedstocks and blends	7%	8%	7%	8%
Total	100%	100%	100%	100%

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Sales of produced refined products:
Gasolines	54%	50%	55%	52%
Diesel fuels	35%	37%	33%	35%
Fuel oil	2%	4%	3%	4%
Asphalt	6%	6%	6%	6%
LPG and other	3%	3%	3%	3%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	349,580	453,030	392,970	426,890
Refinery throughput (BPD) (2)	377,500	484,890	424,540	459,460
Sales of produced refined products (BPD) (3)	382,910	469,100	417,600	446,190
Refinery utilization (4)	76.5%	99.1%	86.0%	93.4%

Average per produced barrel (5)
Refinery gross margin	$8.44	$19.64	$10.00	$16.39
Refinery operating expenses (6)	6.87	5.92	6.56	6.40
Net operating margin	$1.57	$13.72	$3.44	$9.99

Refinery operating expenses per throughput barrel (7)	$6.97	$5.73	$6.45	$6.22

Feedstocks:
Sweet crude oil	48%	44%	45%	42%
Sour crude oil	25%	29%	27%	31%
Heavy sour crude oil	17%	16%	17%	16%
Black wax crude oil	3%	4%	4%	4%
Other feedstocks and blends	7%	7%	7%	7%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	54%	50%	53%	52%
Diesel fuels	35%	36%	34%	34%
Jet fuels	1%	4%	3%	4%
Fuel oil	1%	2%	1%	2%
Asphalt	4%	4%	4%	4%
Base oils	2%	2%	2%	2%
LPG and other	3%	2%	3%	2%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)
Represents barrels sold of refined products produced at our refineries (including HFC Asphalt) and does not include volumes of refined products purchased for resale or volumes of excess crude oil sold.

(4)	Represents crude charge divided by total crude capacity (“BPSD”). Our consolidated crude capacity is 457,000 BPSD.

(5)
Represents average amount per produced barrel sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(6)	Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of refined products produced at our refineries.
(7) Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by refinery throughput.

Lubricants and Specialty Products Segment Operating Data

We acquired our Sonneborn business on February 1, 2019. For the six months ended June 30, 2019 our lubricants and specialty product operating results reflect the operations of our Sonneborn business for the period February 1, 2019 through June 30, 2019.

The following table sets forth information about our lubricants and specialty products operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Lubricants and Specialty Products
Throughput (BPD)	16,370	16,990	19,060	18,390
Sales of produced products (BPD)	26,990	34,660	31,900	34,050

Sales of produced products:
Finished products	56%	52%	51%	50%
Base oils	19%	32%	23%	29%
Other	25%	16%	26%	21%
Total	100%	100%	100%	100%

Our Lubricants and Specialty Products segment includes base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward, referred to as “Rack Back.” “Rack Forward” includes the purchase of base oils and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties. Supplemental financial data attributable to our Lubricants and Specialty Products segment is presented below:

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Three months ended June 30, 2020
Sales and other revenues	$85,857	$343,927	$(72,497)	$357,287
Cost of products sold	$67,210	$263,634	$(72,497)	$258,347
Operating expenses	$21,034	$26,806	$—	$47,840
Selling, general and administrative expenses	$5,617	$30,302	$—	$35,919
Depreciation and amortization	$5,877	$13,902	$—	$19,779
Long-lived asset impairment	$167,017	$37,691	$—	$204,708
Income (loss) from operations	$(180,898)	$(28,408)	$—	$(209,306)
Income (loss) before interest and income taxes	$(180,898)	$(28,359)	$—	$(209,257)
EBITDA	$(175,021)	$(14,457)	$—	$(189,478)

Three months ended June 30, 2019
Sales and other revenues	$133,225	$507,183	$(95,062)	$545,346
Cost of products sold	$131,725	$378,690	$(95,062)	$415,353
Operating expenses	$30,585	$28,537	$—	$59,122
Selling, general and administrative expenses	$6,366	$35,721	$—	$42,087
Depreciation and amortization	$11,075	$11,945	$—	$23,020
Goodwill impairment	$152,712	$—	$—	$152,712
Income (loss) from operations	$(199,238)	$52,290	$—	$(146,948)
Income (loss) before interest and income taxes	$(199,238)	$52,390	$—	$(146,848)
EBITDA	$(188,163)	$64,335	$—	$(123,828)

	Rack Back (1)	Rack Forward (2)	Eliminations (3)	Total Lubricants and Specialty Products
	(In thousands)
Six months ended June 30, 2020
Sales and other revenues	$250,686	$817,984	$(184,780)	$883,890
Cost of products sold	$247,810	$586,697	$(184,780)	$649,727
Operating expenses	$44,303	$57,668	$—	$101,971
Selling, general and administrative expenses	$10,980	$73,901	$—	$84,881
Depreciation and amortization	$16,744	$25,084	$—	$41,828
Long-lived asset impairment	$167,017	$37,691	$—	$204,708
Income (loss) from operations	$(236,168)	$36,943	$—	$(199,225)
Income (loss) before interest and income taxes	$(236,168)	$37,201	$—	$(198,967)
EBITDA	$(219,424)	$62,285	$—	$(157,139)

Six months ended June 30, 2019
Sales and other revenues	$289,680	$951,525	$(202,525)	$1,038,680
Cost of products sold	$277,543	$729,352	$(202,525)	$804,370
Operating expenses	$60,145	$52,536	$—	$112,681
Selling, general and administrative expenses	$19,845	$61,961	$—	$81,806
Depreciation and amortization	$21,601	$21,590	$—	$43,191
Goodwill impairment	$152,712	$—	$—	$152,712
Income (loss) from operations	$(242,166)	$86,086	$—	$(156,080)
Income (loss) before interest and income taxes	$(242,166)	$86,323	$—	$(155,843)
EBITDA	$(220,565)	$107,913	$—	$(112,652)

(1)	Rack Back consists of the PCLI base oil production activities, by-product sales to third parties and intra-segment base oil sales to rack forward.

(2)
Rack Forward activities include the purchase of base oils from Rack Back and the blending, packaging, marketing and distribution and sales of finished lubricants and specialty products to third parties.

(3)	Intra-segment sales of Rack Back produced base oils to rack forward are eliminated under the “Eliminations” column.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA excluding special items (“Adjusted EBITDA”) to amounts reported under generally accepted accounting principles (“GAAP”) in financial statements.

Earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, is calculated as net income (loss) attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax expense, and (iii) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA plus or minus (i) lower of cost or market inventory valuation adjustments, (ii) long-lived asset impairment, inclusive of pro-rata share of impairment in HEP segment, (iii) goodwill impairment, (iv) HollyFrontier's pro-rata share of HEP's gain on sales-type leases, (v) acquisition integration and regulatory costs, (vi) HollyFrontier's pro-rata share of HEP's loss on early extinguishment of debt, (vii) severance costs, (viii) restructuring charges and (ix) incremental cost of products sold attributable to our Sonneborn inventory value step-up.

EBITDA and Adjusted EBITDA are not calculations provided for under accounting principles generally accepted in the United States; however, the amounts included in these calculations are derived from amounts included in our consolidated financial statements. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures of other companies. These are presented here because they are widely used financial indicators used by investors and analysts to measure performance. EBITDA and Adjusted EBITDA are also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA and adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(In thousands)
Net income (loss) attributable to HollyFrontier stockholders	$(176,677)	$196,915	$(481,300)	$449,970
Add interest expense	32,695	34,264	55,334	70,911
Subtract interest income	(1,506)	(4,588)	(5,579)	(10,963)
Add (subtract) income tax expense (benefit)	(30,911)	89,336	(193,077)	176,841
Add depreciation and amortization	130,178	126,908	270,753	248,329
EBITDA	$(46,221)	$442,835	$(353,869)	$935,088
Add (subtract) lower of cost or market inventory valuation adjustment	(269,904)	47,801	290,560	(184,545)
Add long-lived asset impairment, inclusive of pro-rata share of impairment in HEP segment	429,540	—	429,540	—
Add goodwill impairment	—	152,712	—	152,712
Subtract HollyFrontier's pro-rata share of HEP's gain on sales-type leases	(19,134)	—	(19,134)	—
Add HollyFrontier's pro-rata share of HEP's loss on early extinguishment of debt	—	—	14,656	—
Severance costs	1,117	—	1,117	—
Restructuring charge	3,679	—	3,679	—
Add acquisition integration and regulatory costs	634	3,637	1,931	16,189
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	—	9,338
Adjusted EBITDA	$99,711	$646,985	$368,480	$928,782

EBITDA and Adjusted EBITDA attributable to our Refining segment is presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
Refining Segment	2020	2019	2020	2019
	(In thousands)
Income (loss) from operations (1)	$(5,135)	$432,049	$(479,837)	$783,376
Add depreciation and amortization	81,694	76,225	171,873	150,640
EBITDA	76,559	508,274	(307,964)	934,016
Add (subtract) lower of cost or market inventory valuation adjustment	(269,904)	47,801	290,560	(184,545)
Add long-lived asset impairment	215,242	—	215,242	—
Add severance costs	1,117	—	1,117	—
Add restructuring charges	2,009	—	2,009	—
Adjusted EBITDA	$25,023	$556,075	$200,964	$749,471

(1) Income from operations of our Refining segment represents income plus (i) interest expense, net of interest income and (ii) income tax provision.

EBITDA and Adjusted EBITDA attributable to our Lubricants and Specialty Products segment is set forth below.

Lubricants and Specialty Products Segment	Rack Back	Rack Forward	Total Lubricants and Specialty Products
	(In thousands)
Three months ended June 30, 2020
Income (loss) before interest and income taxes (1)	$(180,898)	$(28,359)	$(209,257)
Add depreciation and amortization	5,877	13,902	19,779
EBITDA	(175,021)	(14,457)	(189,478)
Add long-lived asset impairment	167,017	37,691	204,708
Adjusted EBITDA	$(8,004)	$23,234	$15,230

Three months ended June 30, 2019
Income (loss) before interest and income taxes (1)	$(199,238)	$52,390	$(146,848)
Add depreciation and amortization	11,075	11,945	23,020
EBITDA	(188,163)	64,335	(123,828)
Add goodwill impairment	152,712	—	152,712
Adjusted EBITDA	$(35,451)	$64,335	$28,884

Six months ended June 30, 2020
Income (loss) before interest and income taxes (1)	$(236,168)	$37,201	$(198,967)
Add depreciation and amortization	16,744	25,084	41,828
EBITDA	$(219,424)	$62,285	$(157,139)
Add long-lived asset impairment	167,017	37,691	204,708
Adjusted EBITDA	$(52,407)	$99,976	$47,569

Six months ended June 30, 2019
Income (loss) before interest and income taxes (1)	$(242,166)	$86,323	$(155,843)
Add depreciation and amortization	21,601	21,590	43,191
EBITDA	(220,565)	107,913	(112,652)
Add goodwill impairment	152,712	—	152,712
Add incremental cost of products sold attributable to Sonneborn inventory value step-up	—	9,338	9,338
Adjusted EBITDA	$(67,853)	$117,251	$49,398

(1) Income (loss) before interest and income taxes of our Lubricants and Specialty Products segment represents income (loss) plus (i) interest expense, net of interest income and (ii) income tax provision.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per produced barrel sold is total refining segment revenues less total refining segment cost of products sold, exclusive of lower of cost or market inventory valuation adjustments, divided by sales volumes of produced refined products sold. Net operating margin per barrel sold is the difference between refinery gross margin and refinery operating expenses per produced barrel sold. These two margins do not include the non-cash effects of long-lived asset impairment charges, lower of cost or market inventory valuation adjustments or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Below are reconciliations to our consolidated statements of income for refinery net operating and gross margin and operating expenses, in each case averaged per produced barrel sold. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of average refining segment net operating margin per produced barrel sold to refinery gross margin to total sales and other revenues

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per produced barrel sold	$1.57	$13.72	$3.44	$9.99
Add average refinery operating expenses per produced barrel sold	6.87	5.92	6.56	6.40
Refinery gross margin per produced barrel sold	$8.44	$19.64	$10.00	$16.39
Times produced barrels sold (BPD)	382,910	469,100	417,600	446,190
Times number of days in period	91	91	182	181
Refining segment gross margin	$294,090	$838,394	$760,032	$1,323,663
Add (subtract) rounding	(23)	34	150	(365)
Total refining segment gross margin	294,067	838,428	760,182	1,323,298
Add refining segment cost of products sold	1,433,437	3,458,832	3,902,188	6,421,372
Refining segment sales and other revenues	1,727,504	4,297,260	4,662,370	7,744,670
Add lubricants and specialty products segment sales and other revenues	357,287	545,346	883,890	1,038,680
Add HEP segment sales and other revenues	114,807	130,751	242,661	265,248
Subtract corporate, other and eliminations	(136,668)	(190,742)	(325,446)	(368,736)
Sales and other revenues	$2,062,930	$4,782,615	$5,463,475	$8,679,862

Reconciliation of average refining segment operating expenses per produced barrel sold to total operating expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average operating expenses per produced barrel sold	$6.87	$5.92	$6.56	$6.40
Times produced barrels sold (BPD)	382,910	469,100	417,600	446,190
Times number of days in period	91	91	182	181
Refining segment operating expenses	$239,384	$252,714	$498,581	$516,866
Add (subtract) rounding	(25)	1	(48)	346
Total refining segment operating expenses	239,359	252,715	498,533	517,212
Add lubricants and specialty products segment operating expenses	47,840	59,122	101,971	112,681
Add HEP segment operating expenses	34,737	40,608	69,718	78,121
Subtract corporate, other and eliminations	(18,577)	(19,193)	(38,518)	(43,170)
Operating expenses (exclusive of depreciation and amortization)	$303,359	$333,252	$631,704	$664,844

Reconciliation of net income (loss) attributable to HollyFrontier stockholders to adjusted net income attributable to HollyFrontier stockholders

Adjusted net income attributable to HollyFrontier stockholders is a non-GAAP financial measure that excludes non-cash lower of cost or market inventory valuation adjustments, long-lived asset and goodwill impairments, acquisition integration and regulatory costs, severance costs, restructuring charges, HEP's gain on sales-type leases, HEP's loss on early extinguishment of debt and incremental cost of products sold due to Sonneborn inventory value step-up. We believe this measure is helpful to investors and others in evaluating our financial performance and to compare our results to that of other companies in our industry. Similarly titled performance measures of other companies may not be calculated in the same manner.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(In thousands, except per share amounts)
Consolidated
GAAP:
Income (loss) before income taxes	$(181,318)	$306,153	$(636,770)	$670,144
Income tax expense (benefit)	(30,911)	89,336	(193,077)	176,841
Net income (loss)	(150,407)	216,817	(443,693)	493,303
Less net income attributable to noncontrolling interest	26,270	19,902	37,607	43,333
Net income (loss) attributable to HollyFrontier stockholders	(176,677)	196,915	(481,300)	449,970

Non-GAAP adjustments to arrive at adjusted results:
Lower of cost or market inventory valuation adjustment	(269,904)	47,801	290,560	(184,545)
HEP's gain on sales-type leases	(33,834)	—	(33,834)	—
HEP's loss on early extinguishment of debt	—	—	25,915	—
Acquisition integration and regulatory costs	634	3,637	1,931	16,189
Long-lived asset and goodwill impairments	436,908	152,712	436,908	152,712
Severance costs	1,117	—	1,117	—
Restructuring charges	3,679	—	3,679	—
Incremental cost of products sold attributable to Sonneborn inventory value step-up	—	—	—	9,338
Total adjustments to income (loss) before income taxes	138,600	204,150	726,276	(6,306)
Adjustment to income tax expense (1)	10,065	28,748	195,404	(21,769)
Adjustment to net income attributable to noncontrolling interest	(7,332)	—	3,927	—
Total adjustments, net of tax	135,867	175,402	526,945	15,463

Adjusted results - Non-GAAP:
Adjusted income before income taxes	(42,718)	510,303	89,506	663,838
Adjusted income tax expense (2)	(20,846)	118,084	2,327	155,072
Adjusted net income	(21,872)	392,219	87,179	508,766
Adjusted net income attributable to noncontrolling interest	18,938	19,902	41,534	43,333
Adjusted net income attributable to HollyFrontier stockholders	$(40,810)	$372,317	$45,645	$465,433
Adjusted earnings per share attributable to HollyFrontier stockholders - diluted (3)	$(0.25)	$2.18	$0.28	$2.71
Average number of common shares outstanding - diluted	161,889	170,547	162,556	171,264

(1)	Represents adjustment to GAAP income tax expense to arrive at adjusted income tax expense, which is computed as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(In thousands)

Non-GAAP income tax expense (2)	$(20,846)	$118,084	$2,327	$155,072
Subtract GAAP income tax expense (benefit)	(30,911)	89,336	(193,077)	176,841
Non-GAAP adjustment to income tax expense	$10,065	$28,748	$195,404	$(21,769)

(2)
Non-GAAP income tax expense is computed by a) adjusting HFC's consolidated estimated Annual Effective Tax Rate (“AETR”) for GAAP purposes for the effects of the above Non-GAAP adjustments b) applying the resulting Adjusted Non-GAAP AETR to Non-GAAP adjusted income before income taxes and c) adjusting for discrete tax items applicable to the period.

(3) Adjusted earnings per share attributable to HollyFrontier stockholders - diluted is calculated as adjusted net income attributable to HollyFrontier stockholders divided by the average number of shares of common stock outstanding assuming dilution.

Reconciliation of effective tax rate to adjusted effective tax rate

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(Dollars in thousands)
GAAP:
Income (loss) before income taxes	$(181,318)	$306,153	$(636,770)	$670,144
Income tax expense (benefit)	$(30,911)	$89,336	$(193,077)	$176,841
Effective tax rate for GAAP financial statements	17.0%	29.2%	30.3%	26.4%
Adjusted - Non-GAAP:
Effect of Non-GAAP adjustments	31.8%	(6.0)%	(27.7)%	(3.0)%
Effective tax rate for adjusted results	48.8%	23.2%	2.6%	23.4%

FOR FURTHER INFORMATION, Contact:

Richard L. Voliva III, Executive Vice President and
Chief Financial Officer
Craig Biery, Director,
Investor Relations
HollyFrontier Corporation
214-954-6510